UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACORDA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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ACORDA THERAPEUTICS, INC.
15 Skyline Drive, Hawthorne, New York 10532

May 8, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Acorda Therapeutics, Inc., which will be held at the Westchester Marriott, 670 White Plains Road, Tarrytown, New York  10591, commencing at 9:00 a.m., local time, on June 5, 2007.

The following pages contain the formal notice of the 2007 Annual Meeting and the related Proxy Statement. Acorda Therapeutics’ Annual Report for the fiscal year ended December 31, 2006 is enclosed with this proxy material. The Annual Report is not to be regarded as proxy solicitation material.

Matters to be considered and voted on at the 2007 Annual Meeting are set forth in the Proxy Statement. You are encouraged to carefully review the Proxy Statement and attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. If you cannot attend the Annual Meeting in person, please be sure to sign, date and return the enclosed proxy card in the accompanying reply envelope so that your shares will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

We look forward to meeting you on June 5, 2007 and discussing with you the business of our company.

Sincerely,
Ron Cohen, M.D.
President and Chief Executive Officer

ACORDA THERAPEUTICS, INC.
15 Skyline Drive, Hawthorne, New York 10532

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	9:00 a.m., local time, on June 5, 2007
Place:	Westchester Marriott 670 White Plains Road, Tarrytown, NY 10591
Items of Business:	(1)	To elect two Class II directors for a term expiring on the date of our 2010 Annual Meeting of Stockholders, or at such time as their successors have been duly elected and qualified.
	(2)	To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2007.
	(3)	To consider such other business as may properly come before the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”).
Adjournments and Postponements:

Any action on the items of business described above may be considered at the 2007 Annual Meeting at the time and on the date specified above or at any time and date to which the 2007 Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a stockholder of Acorda Therapeutics as of the close of business on April 23, 2007.
Meeting Admission:

You are entitled to attend the 2007 Annual Meeting only if you were a Acorda Therapeutics stockholder as of the close of business on the record date or hold a valid proxy for the 2007 Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement dated prior to April 23, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2007 Annual Meeting.

Voting:

Your vote is very important. Whether or not you plan to attend the 2007 Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy card or voting instructions as soon as possible. You may submit your proxy card or voting instructions by completing, signing, dating and returning your proxy card or voting instructions card in the pre-addressed envelope provided. For specific instructions on how to vote, please refer to the “Questions and Answers” section beginning on page 1 of the Proxy Statement.

By the Order of the Board of Directors
Jane Wasman
Executive Vice President, General Counsel and
Corporate Secretary
May 8, 2007

ACORDA THERAPEUTICS, INC.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2007

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE 2007 ANNUAL MEETING OF STOCKHOLDERS

Q:              Why am I receiving these materials?

A:               The Board of Directors (the “Board”) of Acorda Therapeutics, Inc., a Delaware corporation (which may be referred to in this proxy statement as “we,” “us,” “our,” the “Company” or “Acorda Therapeutics”), is providing these proxy materials to you in connection with our 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”), which will take place on June 5, 2007. As a stockholder on the Record Date (as defined below), you are invited to attend the 2007 Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement (the “Proxy Statement”). This Proxy Statement and accompanying proxy card or voting instruction card are being mailed on or about May 8, 2007 to all stockholders entitled to vote at the 2007 Annual Meeting.

Q:              What information is contained in this Proxy Statement?

A:               The information included in this Proxy Statement relates to the proposals to be voted on at the 2007 Annual Meeting, the voting process, the compensation of directors and the most highly paid executive officers, beneficial ownership of the Company’s common stock, and certain other required information.

Q:              What items of business will be voted on at the 2007 Annual Meeting?

A:               The items of business scheduled to be voted on at the 2007 Annual Meeting are:

•       The election of two Class II directors for a term expiring on the date of our 2010 Annual Meeting of Stockholders, or at such time as their successors have been duly elected and qualified.

•       The ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2007 (the “2007 Fiscal Year”).

We will also consider other business that properly comes before the 2007 Annual Meeting.

Q                  How does the Board recommend that I vote?

A:               Our Board recommends that you vote your shares “FOR” the nominees to the Board and “FOR” the ratification of the appointment of KPMG LLP as our independent auditors for the 2007 Fiscal Year.

Q:              Who is entitled to vote at the 2007 Annual Meeting?

A:               Only stockholders of record at the close of business on April 23, 2007 are entitled to vote at the 2007 Annual Meeting. We refer to this date as our “Record Date.”

You may vote all shares of Acorda Therapeutics common stock you own as of the Record Date, including (1) shares that are held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

On the Record Date, we had 24,126,972 shares of common stock issued and outstanding.

Q:              What are the voting rights of the Company’s holders of common stock?

A:               Each outstanding share of the Company’s common stock owned as of the Record Date will be entitled to one vote on each matter considered at the meeting.

Q:              What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

A:               Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a stockholder of record and being a beneficial owner:

Stockholder of Record

If your shares are registered directly in your name, or as a joint holder, with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you directly by Acorda Therapeutics. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2007 Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker or other nominee. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the 2007 Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2007 Annual Meeting. Your broker, trustee or nominee has enclosed or has previously provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:              How can I attend the 2007 Annual Meeting?

A:               You are entitled to attend the 2007 Annual Meeting only if you were a stockholder of record of our common stock as of the close of business on the Record Date or you hold a valid proxy for the 2007 Annual Meeting. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the 2007 Annual Meeting will be available for inspection at the 2007 Annual Meeting and for a period of ten days prior to the 2007 Annual Meeting, during regular business hours, at our principal executive office, which is located at 15 Skyline drive, Hawthorne, New York 10532.

If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement dated prior to April 23, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2007 Annual Meeting.

The 2007 Annual Meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at 8:30 a.m., local time, and you should allow ample time for the check-in procedures.

Q:              How can I vote?

A:               Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2007 Annual Meeting.

You may vote by mail:   If you are a stockholder of record of our common stock, you may submit your proxy by completing, signing and dating the enclosed proxy card and mailing it in the accompanying pre-addressed envelope. If you are a stockholder who holds shares beneficially in street name, you may vote by mail by completing, signing and dating the enclosed voting instruction card provided by your broker, trustee or nominee and mailing it in the accompanying pre-addressed envelope.

You may vote in person at the 2007 Annual Meeting:   Shares held in your name as the stockholder of record may be voted in person at the 2007 Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the 2007 Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the 2007 Annual Meeting.

Q:              How are my votes cast when I return a proxy card?

A:               When you sign the proxy card, you appoint Dr. Ron Cohen, our President and Chief Executive Officer, and Jane Wasman, our Executive Vice President, General Counsel and Corporate Secretary, as your representative at the 2007 Annual Meeting. Either Dr. Cohen or Ms. Wasman will vote your shares at the 2007 Annual Meeting as you have instructed them on the proxy card. Dr. Cohen and Ms. Wasman are also entitled to appoint substitutes to act on their behalf.

Q:              Can I change my vote?

A:               Yes. You may change your vote at any time prior to the vote at the 2007 Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the 2007 Annual Meeting and voting in person. For your written notice of revocation to be effective, it must be received by our Corporate Secretary at our principal executive offices no later than June 4, 2007. Attendance at the 2007 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or if you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the 2007 Annual Meeting and voting in person.

Q:              Who can help answer my questions?

A:               If you have any questions about the 2007 Annual Meeting or how to vote or revoke your proxy, you should contact our investor relations department at (914) 347-4300. You may also contact them if you need additional copies of this Proxy Statement or voting materials.

Q:              Is my vote confidential?

A:               Proxy cards, ballots and voting instructions and tabulations that identify individual stockholders will be tabulated by Registrar and Transfer Company and will be handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Acorda Therapeutics or to third parties, except as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote.

Q:              How many shares must be present or represented to conduct business at the 2007 Annual Meeting?

A:               The quorum requirement for holding the 2007 Annual Meeting and transacting business is that holders of a majority of shares of Acorda Therapeutics’ common stock entitled to vote must be present in person or represented by proxy at the 2007 Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:              What if a quorum is not present at the 2007 Annual Meeting?

A:               If a quorum is not present or represented at the 2007 Annual Meeting, the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or if no stockholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the 2007 Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given, unless the adjournment is for more than 30 days from the date of the original meeting or a new record date is set for the adjourned meeting.

Q:              How are votes counted?

A:             In the election of the directors, you may vote “FOR” a nominee or you may “WITHHOLD AUTHORITY” with respect to a nominee. For other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (in the case of the 2007 Annual Meeting, “FOR” the two nominees to the Board and “FOR” the ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the 2007 Annual Meeting).

Q:              What vote is required to approve each of the proposals?

A:               The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting is required to elect the two nominees to the Board. In the election of the directors, the nominees receiving the highest number of “FOR” votes at the 2007 Annual Meeting will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to a nominee will not be voted with respect to that nominee, although it will be counted for purposes of determining whether there is a quorum.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting is required to ratify the appointment of KPMG LLP as our independent auditors for the 2007 Fiscal Year.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q:              What happens if a nominee is unable to stand for election?

A:               If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or substitute a nominee. If a substitute nominee is selected, the proxy holders, Dr. Cohen and Ms. Wasman, will vote your shares for the substitute nominee, unless you have withheld authority.

Q:              What happens if additional matters are presented at the 2007 Annual Meeting?

A:               Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2007 Annual Meeting. If you grant a proxy, the persons named as proxyholders, Dr. Cohen and Ms. Wasman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2007 Annual Meeting.

Q:              Who will serve as inspector of elections?

A:               Registrar and Transfer Company will tabulate votes and a representative of Registrar and Transfer Company will act as inspector of elections.

Q:              What should I do if I receive more than one set of voting materials?

A:               You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:              Who will bear the cost of soliciting votes for the 2007 Annual Meeting?

A:               Acorda Therapeutics is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to stockholders.

Q:              Where can I find the voting results of the 2007 Annual Meeting?

A:               We intend to announce preliminary voting results at the 2007 Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of the 2007 Fiscal Year.

Q:              What if I have questions for Acorda Therapeutics’ transfer agent?

A:               Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfers or ownership or other matters pertaining to your stock account.

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
Telephone: 908-497-2300

Q:              What is the deadline for submitting proposals for inclusion in Acorda Therapeutics’ proxy statement for the 2008 Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:               Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2008 Annual Meeting of Stockholders, by submitting their proposals to us in a timely manner. To be considered at our 2008 Annual Meeting, nominations of persons for election to our Board and/or proposals for business to be conducted at the meeting must be properly submitted and received by us, in accordance with the provisions of our Amended and Restated Bylaws (the “Amended and Restated Bylaws”) not less than 90 days or more than 120 days prior to June 5, 2008 and if they otherwise comply with the requirements of Rule 14a-8. For more information on how to submit proposals, see the section titled “Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders” at the end of this Proxy Statement. You may contact the Corporate Secretary of Acorda Therapeutics, at our principal executive office, for a copy of the relevant provisions of our Amended and Restated Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board currently consists of eight members and is divided into three classes. Each class holds office for a term of three years. This year’s nominees for director, Sandra Panem, Ph.D. and Wise Young, Ph.D., M.D., have been nominated by the Board for a term of three years expiring on the date of our 2010 Annual Meeting of Stockholders or at such time as their respective successors are duly elected and qualified. Drs. Panem and Young are currently directors of the Company. John Friedman, a former Class II director with Dr. Panem and Dr. Young, resigned from our Board effective August 3, 2006 and a replacement has not yet been selected. Proxies cannot be voted for a greater number of persons than the number of nominees named above.

If any of the candidates should become unavailable for election, the shares represented by the proxies solicited for the 2007 Annual Meeting will be voted for such substitute nominee as may be determined by the Board. The Board has no reason to expect that either Dr. Panem or Dr. Young will not be a candidate for director at the 2007 Annual Meeting. In voting for directors, for each share of common stock held as of the Record Date, stockholders are entitled to cast one vote in favor of the candidate, or to withhold authority from voting for the candidate. Unless a stockholder requests that voting of the proxy be withheld for the nominee for director by so directing on the proxy card, the shares represented by the accompanying proxy will be voted “FOR” the election of both Dr. Panem and Dr. Young.

The election of a director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2007 Annual Meeting.

Certain information concerning the nominees and those directors whose terms of office will continue following the 2007 Annual Meeting is set forth below.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR Proposal One.

The following table sets forth information as of December 31, 2006 with respect to our directors and nominees for election at the 2007 Annual Meeting.

Name	Age	Position(s)
Ron Cohen, M.D.	51	President, Chief Executive Officer and Director
Barry Greene(4)	43	Director
Sandra Panem, Ph.D.(1)(3)	60	Director Nominee
Barclay A. Phillips(2)(3)	44	Director
Lorin J. Randall(2)(3)	63	Director
Steven M. Rauscher(1)(3)	53	Director
Ian Smith(2)	41	Director
Wise Young, Ph.D., M.D.(1)	57	Director Nominee

(1)         Member of the Compensation Committee.

(2)         Member of the Audit Committee.

(3)         Member of the Nominations Committee.

(4)         Member of the Compliance Committee.

Nominees Standing for Election for the Term Expiring in 2010—Class II Directors

Sandra Panem, Ph.D., has been a member of our Board of Directors since 1998. She is currently a partner at Cross Atlantic Partners, which she joined in 2000. From 1994 to 1999, Dr. Panem was President of Vector Fund Management, the then asset management affiliate of Vector Securities International. Prior thereto, Dr. Panem served as Vice President and Portfolio Manager for the Oppenheimer Global BioTech Fund, a mutual fund that invested in public and private biotechnology companies. Previously, she was Vice President at Salomon Brothers Venture Capital, a fund focused on early and later-stage life sciences and technology investments. Dr. Panem was also a Science and Public Policy Fellow in economic studies at the Brookings Institution, and an Assistant Professor of Pathology at the University of Chicago. She received a B.S. in biochemistry and Ph.D. in microbiology from the University of Chicago. Dr. Panem currently serves on the boards of directors of Gene-IT, Inc. and Labcyte, Inc.

Wise Young, Ph.D., M.D., has been a member of the board of directors and of our scientific advisory board since the founding of the company in 1995. Dr. Young has been at Rutgers University since 1997, where he serves as the Richard H. Shindell Chair in Neuroscience and Founding Director of the W.M. Keck Center for Neuroscience. Dr. Young is one of the preeminent scientists in the fields of spinal cord injury and neurotrauma, SCI animal models, and the pharmacological therapy of SCI. He was the Principal Investigator for the Multicenter Animal Spinal Cord Injury Study funded by the National Institutes of Health; founded the Journal of Neurotrauma and has served on the editorial boards of many other journals including Neurosurgery and Stroke. Dr. Young received the Wakeman Award for Research in Neurosciences, and a Jacob Javits Neuroscience Award from the National Institute of Neurological Disorder and Stroke. From 2000-2005, Dr. Young was a member of The Council of the National Institute of Child Health and Disorders (NICHD) and he served on many NIH study sections and advisory boards from 1980-2000.  He is a member of the Working Group of the California Institute of Regenerative Medicine (CIRM) that is responsible for scientific review of stem cell research funded by California.  Since 2006, Dr. Young has served as Distinguished Visiting Professor at Hong Kong University, and he is organizing spinal cord injury clinics in China. Dr. Young received a B.A. in biology and chemistry from Reed College, a Ph.D. in physiology and biophysics from the University of Iowa and an M.D. from Stanford University.

Directors Whose Terms Expire in 2008—Class III Directors

Ron Cohen, M.D., has served as our President and Chief Executive Officer since he founded Acorda in 1995. Dr. Cohen previously was a principal in the startup of Advanced Tissue Sciences, Inc., a biotechnology company engaged in the growth of human organ tissues for transplantation uses. Dr. Cohen received his B.A. degree with honors in Psychology from Princeton University, and his M.D. from the Columbia College of Physicians & Surgeons. He completed a residency in Internal Medicine at the University of Virginia Medical Center, and is Board Certified in Internal Medicine. Dr. Cohen serves on the Health Care Governing Body and the Emerging Company Section of the Board of the Biotechnology Industry Organization (BIO). He is Chairman Emeritus and a member of the board of directors of the New York Biotechnology Association and also serves on the Scientific Advisory Board of the Daniel Heumann Fund and as a member of the Columbia-Presbyterian Health Sciences Advisory Council.

Barclay A. Phillips has been a member of our Board of Directors since September 2004. Mr. Phillips has been a Managing Director of Vector Fund Management, a venture capital firm focused on investments in the life sciences and healthcare industry, since 1999. From 1991 to 1999, Mr. Phillips served in various roles including Director of Private Placements and Biotechnology Analyst for INVESCO Funds Group, Inc. From 1985 to 1990, Mr. Phillips held positions in sales and trading with Paine Webber, Inc. and Shearson Lehman Hutton, Inc. Over the last twelve years, Mr. Phillips has served on the boards of directors of a number of private companies and served as a director of CancerVax Corp. Mr. Phillips received a B.A. in economics from the University of Colorado.

Lorin J. Randall has been a member of our Board of Directors since January 2006. Mr. Randall is an independent financial consultant and previously was Senior Vice President and Chief Financial Officer of Eximias Pharmaceutical Corporation, a development-stage drug development company, from 2004 to 2006. From 2002 to 2004, Mr. Randall served as Senior Vice President and Chief Financial Officer of i-STAT Corporation, a publicly-traded manufacturer of medical diagnostic devices that was acquired by Abbott Laboratories in 2004. From 1995 to 2001, Mr. Randall was Vice President and Chief Financial Officer of CFM Technologies, Inc. a publicly-traded manufacturer of semiconductor manufacturing equipment. Mr. Randall previously served on the board of directors of Quad Systems Corporation, a publicly-traded manufacturer of electronics manufacturing equipment, where he served as Chairman of the Audit Committee. Mr. Randall currently serves on the boards of directors of Point 5 Technologies, Inc. and Rapid Micro Biosystems, Inc. Mr. Randall received a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Northeastern University.

Steven M. Rauscher has served on our Board of Directors since 2005. He is President and CEO of Oscient Pharmaceuticals Corporation, a commercial stage biopharmaceutical company. He joined Oscient in 2000 having served as a member of the Board of Directors since 1993. Previously, Mr. Rauscher was CEO of AmericasDoctor, a company providing clinical research services to the pharmaceutical industry. Prior to AmericasDoctor, he held a number of leadership positions at Abbott Laboratories, including Vice President of Corporate Licensing, Vice President of Business Development, International Division and Vice President of Sales, U.S. Pharmaceuticals. Mr. Rauscher received a B.S. from Indiana University and an M.B.A. from the University of Chicago.

Directors Whose Terms Expire in 2009—Class I Directors

Barry Greene has been a member of our board of directors since January 2007. Mr. Greene currently serves as Chief Operating Officer of Alnylam Pharmaceuticals, Inc. Mr. Greene joined Alnylam in October 2003, bringing over 15 years of experience in the healthcare industry and in consulting. Prior to Alnylam, he was General Manager of Oncology at Millennium Pharmaceuticals, Inc., where he led the company’s global strategy and execution for its oncology business including strategic business direction and execution, culminating in the successful approval and launch of VELCADE (bortezomib) in mid-2003. Prior to joining Millennium in February 2001, Mr. Greene served as Executive Vice President and Chief Business Officer for Mediconsult.com. Prior to Mediconsult.com, Mr. Greene’s past experience included being Vice President of Marketing and Customer Services for AstraZeneca (formerly AstraMerck); Vice President Strategic Integration with responsibility for the AstraZeneca North American post-merger integration; and partner of Andersen Consulting, responsible for the pharmaceutical/biotechnology marketing and sales practice. Mr. Greene received his B.S. in Industrial Engineering from the University of Pittsburgh and serves as a Senior Scholar at Duke University, Fuqua School of Business.

Ian Smith has been a member of our board of directors since February 2007. Mr. Smith currently serves as Executive Vice President and Chief Financial Officer of Vertex Pharmaceuticals, Inc., a position he has held since February 2006. From November 2003 to February 2006, he was Senior Vice President and Chief Financial Officer, and from October 2001 to November 2003, he served as Vice President and Chief Financial Officer, at Vertex. From 1999 to 2001, Mr. Smith served as a partner in the Life Science and Technology Practice Group of Ernst & Young LLP. Mr. Smith initially joined Ernst & Young’s U.K. firm in 1987, and then joined its Boston office in 1995. Mr. Smith currently is a member of the boards of directors of Predix Pharmaceuticals, Inc. and TolerRx Inc. Mr. Smith holds a B.A. in accounting and finance from Manchester Metropolitan University, U.K., is a member of the American Institute of Certified Public Accountants and is a Chartered Accountant of England and Wales.

Director Independence

The Board has determined that Mr. Greene, Dr. Panem, Mr. Phillips, Mr. Randall, Mr. Smith, Mr. Rauscher, and Dr. Young are “independent directors” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards (each an “Independent Director”).

In addition to the directors named above, the Board previously determined that three directors who resigned in 2006—John Friedman, Standish Fleming and Michael Steinmetz—were “independent directors” (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards) during the period in fiscal year 2006 in which they served as directors.

Attendance at Board and Committee Meetings

Our Board met 18 times during 2006, excluding committee meetings. All of the directors attended at least 75 percent of all Board meetings and meetings of the committees on which they serve, except Mr. Young, who attended 69 percent of Board meetings and 50 percent of the compensation committee meetings. Although we have no formal policy with respect to director attendance at our annual meetings, we encourage our directors to attend.

Committees of the Board of Directors

The Board has established an audit committee, a compensation committee, a nominations committee and a compliance committee, each of which is comprised solely of Independent Directors. The following lists the members of each committee as well as the primary responsibilities of each committee.

Audit Committee and Audit Committee Financial Experts

Our audit committee currently consists of three members: Mr. Randall (chairperson), Mr. Phillips and Mr. Smith. Our board of directors has determined that Mr. Randall and Mr. Smith each qualify as an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K of the Securities Act. Our board of directors has determined that the composition of our audit committee meets, and the functioning of our audit committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq Global Market and SEC rules and regulations.

Our audit committee is responsible for:

•       approving and retaining the independent auditors to conduct the annual audit of our books and records;

•       reviewing the proposed scope and results of the audit;

•       reviewing and pre-approving the independent auditors’ audit and non-audit services rendered;

•       approving the audit fees to be paid;

•       reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

•       reviewing and approving transactions between us and our directors, officers and affiliates;

•       recognizing and preventing prohibited non-audit services;

•       establishing procedures for complaints received by us regarding accounting matters; and

•       overseeing internal audit functions.

All audit services and non-audit services to be provided to us by our independent auditor must be approved in advance by our audit committee. KPMG LLP currently serves as our independent auditor. Our board of directors has adopted a written charter for the audit committee which is attached hereto as Appendix A and is also available on our website, www.acorda.com under “Corporate Governance—Committee Charters.” The audit committee met five times in 2006.

Compensation Committee

Our compensation committee consists of three members: Dr. Panem (chairperson), Mr. Rauscher and Dr. Young. We believe that the composition of our compensation committee and the functioning of our compensation committee comply with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq Global Market and SEC rules and regulations. Our compensation committee is responsible for:

•       reviewing, approving and (where appropriate) recommending for the approval of the full Board the compensation arrangements for executives, including the compensation for our president and chief executive officer;

•       establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals; and

•       administering our stock incentive plan and annual bonus pool.

Our board of directors has adopted a written charter for the compensation committee which is available on our website, www.acorda.com under “Corporate Governance—Committee Charters.” The compensation committee met eight times in 2006.

Nominations Committee

Our nominations committee consists of four members: Mr. Randall (Chairperson), Dr. Panem, Mr. Phillips and Mr. Rauscher. The nominations committee is responsible for identifying potential candidates to serve on our board and overseeing an annual evaluation of the board. Our board of directors has adopted a written charter for the nominations committee which is available on our website, www.acorda.com under “Corporate Governance—Committee Charters.” The nominations committee met five times in 2006.

Compliance Committee

Our compliance committee, which was established in 2007, currently consists of one member, Mr. Greene (Chairperson). The compliance committee is responsible for overseeing our compliance with non-financial legal and regulatory requirements, including those related to product safety and quality and the development, manufacturing, distribution and sale of our products. Our Board has adopted a written charter for the compliance committee which is available on our website, www.acorda.com under “Corporate Governance—Committee Charters.”

Director Qualifications and Director Nomination Process

Qualifications for Director Candidates

The Nominations Committee and the Board do not believe that it is in our best interests to establish rigid criteria for the selection of prospective director candidates. Rather, the Nominations Committee and the Board recognize that the challenges and needs we face will change over time and, accordingly, believe that the selection of director candidates should be based on skill sets relevant to the issues we face or are likely to face at the time of nomination. As a result, the priorities and emphasis of the Nominations Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members of our Board. At the same time, the Nominations Committee and the Board strongly believe that we benefit from diversity in age, skills, background and experience. We therefore seek director candidates who, in addition to general management experience and business knowledge, possess an expertise in one or more of the following areas: business, medicine, scientific research, drug discovery and development, health care, pharmaceuticals, finance, law, corporate governance, risk assessment, and investor relations. In addition, there are certain general attributes that the Nominations Committee and the Board believe all prospective director candidates must possess in order to be recommended to the Board, including:

•       a commitment to professional integrity and ethics;

•       demonstrated leadership ability and the ability to exercise sound business judgment;

•       independence from conflict or direct economic relationship with the Company; and

•       a willingness to devote the required amount of time to attend Board and committee meetings and to otherwise carry out the duties and responsibilities of Board membership.

Other than the foregoing, there are no stated minimum criteria for director candidates. The Nominations Committee will ensure that at all times, at least a majority of the members of our Board meet the definition of “independent director” under the Nasdaq Global Market qualification standards and that director candidates also meet the specific requirements set forth in the rules of the Nasdaq Global Market and in the rules of the SEC regarding membership on committees of the Board.

In considering re-nomination criteria, the Nominations Committee reviews each director’s past attendance at meetings and participation in and contributions to the activities of the Board, as well as whether the director’s qualifications and skills are consistent with the Company’s current needs and whether the director is willing to continue in service. If any member of our Board does not wish to continue in service or if our Board decides not to nominate a member for re-election, the Nominations Committee will identify the skills and experience desired in a new director candidate.

Identification and Evaluation of Director Candidates

The Nominations Committee uses a variety of methods for identifying director candidates. The Nominations Committee may receive suggestions for potential director candidates from current members of the Board, our executive officers or other sources, which may be either unsolicited or in response to requests from the Nominations Committee for such candidates. The Nominations Committee may also, from time to time, engage firms that specialize in identifying and evaluating potential director candidates. As described below, the Nominations Committee will also consider candidates recommended by stockholders.

The Nominations Committee regularly assesses the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs. Once an individual has been identified by the Nominations Committee as a potential director candidate, the Nominations Committee makes an initial determination as to whether to conduct a full evaluation of the prospective director candidate based upon various factors, including, but not limited to: the information submitted with the nomination, the Board’s own knowledge of the prospective director candidate, and whether the prospective director candidate could satisfy the minimum criteria established by the Nominations Committee. The Nominations Committee then decides whether to do a comprehensive evaluation of a prospective director candidate, which includes one or more interviews with the candidate. In addition, the Nominations Committee may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. After completing its evaluation, the Nominations Committee makes its recommendation to the full Board as to any person it determines should be considered by the Board. The Board then considers and designates its nominees.

Stockholder Recommendations of Director Candidates

The Nominations Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders. The Nominations Committee will consider director candidates suggested by our stockholders, provided that the recommendations are made in accordance with the procedures required under our Amended and Restated Bylaws and described in this Proxy Statement in the section titled “Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders.” Stockholder nominees whose nominations comply with these procedures and who meet the criteria outlined above will be evaluated by the Nominations Committee in the same manner as the Nominations Committee’s nominees.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by sending a letter to Acorda Therapeutics Board of Directors c/o Corporate Secretary, 15 Skyline Drive, Hawthorne, New York 10532. The Corporate Secretary will receive and review all correspondence and forward it to the Chairman of the Board, the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate, or to take any other appropriate actions with respect to such communications.

Board and Committee Fees

Our outside directors compensation policy provides that outside directors on our board receive an annual cash retainer that consists of a base fee of $24,000 and additional amounts based on his or her committee assignments. Each outside director also receives an initial stock option grant with an aggregate exercise price equal to two times his or her annual cash retainer, calculated based on the closing price of our stock on the date of grant. For example, if the closing price on the date of grant is $24 per share, the initial stock option grant for a director serving on no committees will be 2,000 options. These options vest over one year, in equal quarterly installments, and have a term of ten years from the date of grant. The exercise price of the options is the closing price of our stock on the date of grant.

On an annual basis, outside directors receive stock options with an aggregate exercise price equal to 0.75 times their annual cash retainer, calculated based on the closing price of our stock on the date of grant. For example, if the closing price on the date of grant is $24 per share, the annual stock option grant for a director serving on no committees will be 750 options. The exercise price of the options is the closing price of our stock on the date of grant. These options vest over one year, in equal quarterly installments, and have a term of ten years from the date of grant. Directors are also reimbursed for appropriate expenses related to their service on our board of directors. Upon an outside director’s termination of membership on our Board, all vested stock options remain exercisable for 12 months, or such longer period as the board of directors may determine in its discretion, to the extent consistent with Section 409A.

Our compensation policy for our outside directors is set forth in the table below.

Position	Annual Cash Retainer	Initial Option Grant	Annual Option Grant
Base Fee	$24,000	2x annual retainer	0.75x annual retainer
Lead Director/Chair	$13,000	2x annual retainer	0.75x annual retainer
Audit Committee Chair	$10,000	2x annual retainer	0.75x annual retainer
Compensation Committee Chair	$8,000	2x annual retainer	0.75x annual retainer
Compliance Committee Chair	$8,000	2x annual retainer	0.75x annual retainer
Nominations Committee Chair	$3,000	2x annual retainer	0.75x annual retainer
Audit Committee Member	$6,000	2x annual retainer	0.75x annual retainer
Compensation Committee Member	$3,000	2x annual retainer	0.75x annual retainer
Compliance Committee Member	$3,000	2x annual retainer	0.75x annual retainer

2006 Non-Employee Director Compensation

Name and Principal Position(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)(2)
Sandra Panem, Ph.D.(3),(4),(5)	$33,333	$17,695	$51,028
Barclay A. Phillips(4),(6),(7)	$31,250	$288	$31,538
Lorin J. Randall(4),(6)	$37,087	$30,874	$67,961
Steven M. Rauscher(3),(4)	$28,125	$63,984	$91,109
Wise Young, Ph.D., M.D.(3)	$28,125	$259	$28,384

(1)          Two of our current directors, Barry Greene and Ian Smith, were elected to the Board in 2007 and therefore did not receive any director compensation during fiscal year 2006.  In addition, John Friedman resigned from the Board effective August 3, 2006, and each of Standish Fleming, Mark Pinney and Michael Steinmetz resigned from the Board on September 19, 2006, and none of the foregoing individuals received director compensation during fiscal year 2006.

(2)          The method and assumptions used to calculate the value of the options granted to our directors are discussed in note 2 to our financial statements. The following lists the grant date fair value of each award made to non-employee directors during 2006: Dr. Panem, $14,955; Mr. Phillips, $14,014; Mr. Randall, $127,522 and $17,291; Mr. Rauscher, $12,619; and Dr. Young, $12,619. The aggregate number of shares of our common stock subject to option awards outstanding and held by these individuals at December 31, 2006 were as follows: Dr. Panem, 5,774 shares; Mr. Phillips, 1,206 shares; Mr. Randall, 34,186 shares; Mr. Rauscher, 33,784 shares; and Dr. Young, 1,086 shares. In addition, Dr. Young held 3,846 shares of restricted stock at December 31, 2006.

(3)          Member of the Compensation Committee

(4)   Member of the Nominations Committee

(5)          Dr. Panem’s cash payments are made to CAP Advisory Services, LLC.

(6)          Member of the Audit Committee

(7)          Mr. Phillips is required by contractual agreements governing the limited partnerships (the “Partnerships”) with which he is affiliated, to remit any and all compensation received by him, from entities in which the Partnerships are investors, to the Partnerships for the benefit of all limited partners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 1, 2007, with respect to the beneficial ownership of our common stock:

•       each person who is known by us to beneficially own more than 5% of our common stock;

•       each of our directors and executive officers; and

•       all of our directors and executive officers as a group.

Unless otherwise indicated, the address for each person or entity named below is c/o Acorda Therapeutics, Inc., 15 Skyline Drive, Hawthorne, New York 10532.

Beneficial ownership is determined on the basis of the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 1, 2007 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 24,124,989 shares of common stock outstanding on March 1, 2007.

	Shares Beneficially Owned
	Number	Percent
5% Stockholders
Atlas/Visium Entities(1)	1,226,129	5.1%
Fidelity Entities(2)	1,836,550	7.6%
Janus Capital Management LLC(3)	1,657,838	6.9%
Morgan Stanley Entities(4)	2,634,259	10.9%
Ridgeback Entities(5)	3,328,762	13.8%
Third Point Entities(6)	2,290,000	9.5%
Executive Officers and Directors
Ron Cohen, M.D.(7)	973,136	4.0%
Andrew R. Blight, Ph.D.(8)	178,555	*
Mary Fisher(9)	213,815	*
David Lawrence, M.B.A.(10)	106,725	*
Jane Wasman, J.D.(11)	72,279	*
Barry Greene(12)	754	*
Sandra Panem, Ph.D.(13)	744,814	3.1%
Barclay Phillips(14)	544,102	2.3%
Lorin J. Randall(15)	13,996	*
Steven Rauscher(16)	22,070	*
Ian Smith	—	—
Wise Young, Ph.D., M.D.(17)	17,578	*
All directors and executive officers as a group (12 persons)	2,887,824	12.0%

                 * Less than 1%.

       (1) Based on a Schedule 13G filed with the SEC on February 14, 2007 (the “Atlas/Visium 13G”), by Atlas Master Fund, Ltd. (“AMF”), Atlas Global, LLC (“AG”), Atlas Global Investments, Ltd. (“AGI1”), Atlas Global Investments II, Ltd. (“AGI2”), Visium Balanced Fund, LP (“VBF”), Visium Long Bias Fund, LP (“VLBF”), Visium Balanced Fund Offshore, Ltd. (“VBFO”), Visium Long Bias Fund Offshore, Ltd. (“VLBFO”), Visium Capital Management, LLC (“VCM”), Balyasny Asset

Management, L.P. (“BAM”) and Dmitry Balyasny, AMF owns 75,522 shares of common stock, VBF owns 270,263 shares of common stock, VLBF owns 100,799 shares of common stock, VBFO owns 434,844 shares of common stock and VLBFO owns 344,701 shares of common stock. According to the Atlas/Visium 13G, by virtue of their ownership of the equity interest of AMF, AG, AGI1 and AGI2 may be deemed to beneficially own the 75,522 shares of common stock beneficially owned by AMF. By virtue of its position as investment advisor to each of VBF, VLBF, VBFO and VLBFO, VCM may be deemed to beneficially own the 1,150,607 shares of common stock beneficially owned by VBF, VLBF, VBFO and VLBFO. By virtue of its position as investment advisor to each of AG, AGI1, AGI2 and its role as sole member of AG, BAM may be deemed to beneficially owned the 75,522 shares of common stock beneficially owned by AG, AGI1 and AGI2. By virtue of its position as investment subadvisor to each of VFB, VLBF, VBFO and VLBFO, BAM may be deemed to beneficially own the 1,150,607 shares of common stock beneficially owned by VFB, VLBF, VBFO and VLBFO. By virtue of his position as the sole managing member of the general partner of BAM, Mr. Balyasny may be deemed to beneficially own the 1,226,129 shares of common stock beneficially owned by BAM. The address of principal business office for AMF, AGI1 and AGI2 is c/o Walkers SPV Limited, Walker House, P.O. Box 908 GT, George Town, Grand Cayman, Cayman Islands, British West Indies. The address of principal business office for AG, BAM and Mr. Balyasny is 181 West Madison, Suite 3600, Chicago, Illinois 60602. The address of principal business office for VBF, VLBF and VCM is c/o Balyasny Asset Management, L.P., 650 Madison Avenue, New York, New York 10022. The address of principal business office for VBFO and VLBFO is c/o Morgan Stanley Fund Services (Cayman) Limited, P.O. Box 2681GT, Century yard, 4th Floor, Cricket Square, Hutchins Drive, Grand Cayman, Cayman Islands, British West Indies.

       (2) Based on a Schedule 13G filed with the SEC on February 14, 2007 (the “Fidelity 13G”), by FMR Corp. (“FMR”) and Edward C. Johnson III, FMR owns 1,836,550 shares of common stock. According to the Fidelity 13G, Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR, is the beneficial owner of 1,467,850 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the “Fidelity Funds”). Mr. Johnson and FMR, through its control of Fidelity and the Fidelity Funds each has sole power to dispose of the 1,467,850 shares of common stock owned by the Fidelity Funds. Neither FMR nor Mr. Johnson has sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds. Fidelity International Limited (“FIL”) is the beneficial owner of 368,700 shares of common stock. The address of principal business office for FMR and Mr. Johns on is 82 Devonshire Street, Boston, Massachusetts, 02109. The address of principal business office for FIL is Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

       (3) Based on a Schedule 13G filed with the SEC on February 14, 2007, by Janus Capital Management LLC (“Janus”), Janus owns 1,657,838 shares of common stock. Janus is a registered investment adviser, furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively, “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus may be deemed to be the beneficial owner of 1,657,838 shares of common stock. However, Janus does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206.

       (4) Based on a Schedule 13G filed with the SEC on February 15, 2007, by Morgan Stanley and Morgan Stanley Capital Services Inc., Morgan Stanley owns and has sole voting and dispositive power over 1,324,299 shares of common stock and Morgan Stanley Capital Services, Inc. owns and has sole voting and dispositive power over 1,309,960 shares of common stock. The address of principal business office for Morgan Stanley and Morgan Stanley Capital Services Inc. is 1585 Broadway, New York, New York, 10036.

       (5) Based on a Schedule 13G filed with the SEC on September 25, 2006 (the “Ridgeback 13G”), by Ridgeback Capital Investments Ltd. (“RCI”), Ridgeback Capital Management LLC (“RCM”) and Wayne Holman, RCI beneficially owns 3,328,762 shares of common stock. Mr. Holman and RCM do not own any shares directly. RCM maintains investment and voting power with respect to securities held by RCI and Mr. Holman controls RCM. According to the Ridgeback 13G, Mr. Holman and RCM may be deemed to own beneficially all of the shares held by RCI. Both Mr. Holman and RCM disclaim beneficial ownership of the shares of common stock covered by the Ridgeback 13G, except to the extent of any pecuniary interest therein. The address of the principal business office of RCI, RCM and Mr. Holman is 430 Park Avenue, 12th Floor, New York, New York 10022.

       (6) Based on a Schedule 13D filed with the SEC on February 22, 2007, by Third Point LLC, Third Point Offshore Fund, Ltd. and Daniel S. Loeb, a variety of hedge funds and managed accounts managed by Third Point LLC hold 2,290,000 shares of common stock. Third Point LLC is the investment manager or adviser to a variety of hedge funds and managed accounts (such funds and accounts, collectively, including but not limited to Third Point Offshore Fund, Ltd., “the Funds”). The Funds directly own 2,290,000 shares of common stock and Third Point LLC, Third Point Offshore Fund, Ltd. and Daniel S. Loeb may be deemed to have beneficial ownership over such shares by virtue of the authority granted to them by the Funds to vote and to dispose of the securities held by the Funds, including the shares of common stock. The address of the principal business office of Third Point LLC and Mr. Loeb is 390 Park Avenue, 18th Floor, New York, New York 10022. The address of the principal business office of Third Point Offshore Fund, Ltd. is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands, British West Indies.

       (7) Includes 712,752 shares of common stock issuable upon exercise of stock options and 260,384 restricted shares.

       (8) Includes 6,408 shares of common stock, 135,404 shares of common stock issuable upon exercise of stock options and 36,743 restricted shares.

       (9) Includes 134,085 shares of common stock issuable upon exercise of stock options and 79,730 restricted shares.

(10) Includes 83,842 shares of common stock issuable upon exercise of stock options and 22,883 restricted shares.

(11) Includes 39,115 shares of common stock issuable upon exercise of stock options and 33,164 restricted shares.

(12) Includes 754 shares of common stock issuable upon exercise of stock options.

(13) Includes 1,630 shares of common stock, 4,808 shares of common stock issuable upon exercise of stock options, 622,188 shares beneficially owned by Cross Atlantic Partners IV, K/S and 116,188 shares beneficially owned by Nordea Bank Danmark A/S. Cross Atlantic Partners has voting and dispository authority over the shares owned by Nordea Bank. Dr. Panem is a partner of Cross Atlantic Partners and exercises investment and voting power over these shares. Dr. Panem disclaims beneficial ownership of these shares.

(14) Includes 301 shares of common stock issuable upon exercise of stock options, 135,947 shares beneficially owned by Vector Later-Stage Equity Fund II, L.P. and 407,854 shares beneficially owned by Vector Later-Stage Equity Fund II (QP), L.P. Mr. Phillips is a Managing Director of Vector Fund Management and exercises investment and voting power over these shares. Mr. Phillips disclaims beneficial ownership of these shares. The address of Vector Fund Management is 1751 Lake Cook Road, Suite 350, Deerfield, IL 60015.

(15) Includes 13,996 shares of common stock issuable upon exercise of stock options.

(16) Includes 22,070 shares of common stock issuable upon exercise of stock options.

(17) Includes 271 shares of common stock issuable upon exercise of stock options, 3,846 restricted shares and 13,461 shares of common stock.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is information regarding each of our executive officers as of December 31, 2006.

Name	Age	Position(s)
Ron Cohen, M.D.	51	President, Chief Executive Officer and Director
Andrew R. Blight, Ph.D.	56	Chief Scientific Officer
Mary Fisher	45	Chief Operating Officer
David Lawrence, M.B.A.	49	Chief Financial Officer
Jane Wasman, J.D.	50	Executive Vice President, General Counsel and Corporate Secretary

Ron Cohen, M.D., has served as our President and Chief Executive Officer since he founded Acorda in 1995. Dr. Cohen previously was a principal in the startup of Advanced Tissue Sciences, Inc., a biotechnology company engaged in the growth of human organ tissues for transplantation uses. Dr. Cohen received his B.A. degree with honors in Psychology from Princeton University, and his M.D. from the Columbia College of Physicians & Surgeons. He completed a residency in Internal Medicine at the University of Virginia Medical Center, and is Board Certified in Internal Medicine. Dr. Cohen serves on the Health Care Governing Body and the Emerging Company Section of the Board of the Biotechnology Industry Organization (BIO). He is Chairman Emeritus and a member of the board of directors of the New York Biotechnology Association and also serves on the Scientific Advisory Board of the Daniel Heumann Fund and as a member of the Columbia-Presbyterian Health Sciences Advisory Council.

Andrew R. Blight, Ph.D., has been our Chief Scientific Officer since January 2004 and previously served as our Executive Vice President, Research and Development from 2000 to 2004, and Vice President, Research and Development, from 1998 to 2000. Prior to joining Acorda, Dr. Blight spent approximately six years as Professor and Director of the Neurosurgery Research Laboratory at the University of North Carolina at Chapel Hill. Dr. Blight held prior academic positions at Purdue University and New York University. Dr. Blight is a leader in SCI pathophysiology research and has made several important contributions to the field, particularly on the role of demyelination in SCI. He also pioneered the therapeutic application of 4-AP in SCI animal models and in human clinical trials. Dr. Blight is a member of the editorial board of the Journal of Neurotrauma and has served as a member of the NIH NSDA review committee. He was previously Secretary, Treasurer and Vice President of the National Neurotrauma Society. Dr. Blight received his B.S. in Zoology and his Ph.D. in Zoology/Neurobiology from the University of Bristol, U.K.

Mary Fisher has been our Chief Operating Officer since January 2005 and previously served as our Vice President, Commercial Operations from 2003 through 2004 and Vice President, Marketing and Strategic Planning from 2000 to 2003. From 1999 to 2000, Ms. Fisher was an independent consultant to various pharmaceutical companies. From 1994 to 1999, Ms. Fisher was Vice President, Strategic Healthcare and Commercial Operations for Cephalon, Inc. In that capacity she was responsible for the company’s corporate sales, managed care marketing, pricing, reimbursement, health economics, patient support programs, product planning, commercial manufacturing, distribution and customer service. From 1990 until joining Cephalon, Ms. Fisher was Corporate Communications Manager for Immunex Corporation.

David Lawrence, M.B.A., has been our Chief Financial Officer since January 2005. He previously served as our Vice President, Finance from January 2001 through 2004, and Director, Finance from 1999 to 2001. From 1991 to 1999, Mr. Lawrence held several positions for Tel-Air Communications, Inc. including Vice President and Controller. Prior to Tel-Air, he held financial management positions of Controller and Finance Manager for Southwestern Bell and Metromedia Telecommunications, respectively. Mr. Lawrence received his undergraduate degree in Accounting from Roger Williams College, and an M.B.A in Finance from Iona College. Mr. Lawrence is a founding member and currently serves on the Board of Directors as Treasurer of The Brian Ahearn Children’s Fund.

Jane Wasman, J.D., has been our Executive Vice President, General Counsel and Corporate Secretary since May 2004. From 1995 to 2004, Ms. Wasman held various leadership positions at Schering-Plough Corporation, including Staff Vice President and Associate General Counsel responsible for legal support for U.S. Pharmaceuticals operations, including sales, marketing and compliance; FDA regulatory matters; global research and development; and corporate licensing and business development. She served as Staff Vice President, International in 2001 and as Staff Vice President, European Operations-Legal from 1998 to 2000. Previously, Ms. Wasman specialized in litigation at Fried, Frank, Harris, Shriver & Jacobson. She also served as Associate General Counsel to the U.S. Senate Committee on Veteran’s Affairs. Ms. Wasman graduated Magna Cum Laude from Princeton University and earned her J.D. from Harvard Law School.

COMPENSATION DISCUSSION AND ANALYSIS

The compensation committee has the responsibility to review, approve and recommend for the approval of the full Board the annual compensation and compensation procedures for our five executive officers: the president and chief executive officer, the chief operating officer, the chief financial officer, the chief scientific officer and the executive vice president, general counsel and corporate secretary.

Compensation Philosophy and Objectives

The primary objective of our compensation program, including executive compensation, is to align compensation opportunities with individual performance and achievement of our overall corporate and financial results. It is designed to tie annual and long-term cash and stock incentives to the achievement of established goals and to align executives’ incentives with the creation of value for our stockholders. To achieve these objectives, the compensation committee intends to implement and maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic goals. The compensation committee evaluates individual executive performance with the goal of setting compensation at levels that the committee believes are comparable with executives at other companies in the biotechnology industry of similar size and stage of development, while taking into account our relative performance and strategic goals.

A further objective of our compensation program is to attract and retain highly talented, qualified executives who are dedicated to our mission and culture. We also endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

Setting Executive Compensation

With the objectives described above in mind, the compensation committee has retained Arnosti Consulting Inc. (“Arnosti Consulting”) to conduct an annual review of the total compensation program for the executive team, as well as for other key executives. Arnosti Consulting also provides the compensation committee with relevant market data and alternatives to consider when making compensation decisions for the executive team and to confirm that our compensation program is in a competitive market position. The compensation committee reviews several salary surveys when making compensation decisions, including surveys produced by Radford Surveys + Consulting and Equilar, Inc. The committee also reviews a competitive analysis of relevant peers prepared by Arnosti Consulting that compares each element of total compensation against a group of over 60 publicly-traded and privately-held biotechnology companies. The companies used in this analysis are companies against which the compensation committee believes Acorda Therapeutics competes both for talent and for stockholder investment. Comparable companies are also chosen based on revenues and size of employee population.

Elements of Compensation

Executive Compensation consists of the following elements:

Base Salary:   Base salaries for our executives are established taking into account the scope of the executive’s responsibilities, the individual’s qualifications and experience and the compensation paid by other biotechnology companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities and experience at comparable companies.

Base salaries are reviewed annually as part of our performance review process and are adjusted to realign salaries with market levels, with appropriate consideration paid to individual responsibilities, performance and experience. For 2007 salaries, this review occurred in the fourth quarter of 2006 and the first quarter of 2007, with new salaries taking effect as of January 1, 2007.

During this review of base salaries for executives, the compensation committee primarily considers:

•       market data gathered both internally and by the compensation committee’s outside consultant;

•       internal review of each executive’s compensation, both individually and relative to other officers; and

•       individual performance of the executive.

Cash Bonus Program:   In addition to base salaries, we believe that performance-based cash bonuses play an important role in providing incentives to our executives to achieve defined annual goals. In the first quarter of the year, the board of directors works collaboratively with management in developing a detailed set of overall corporate performance goals tied to that year’s operating plan. These goals, as well as individual executive goals, are weighed in developing a program that can be utilized to measure performance at year-end.

At the end of each year, the board of directors, upon recommendation of the compensation committee, determines the level of achievement for each corporate goal and awards an overall grade for the achievement of corporate goals. Final determination of bonus levels are then based on the achievement of these corporate goals and an assessment of the Company’s overall success and an assessment of each individual’s performance. Actual bonus target amounts are near the median for target bonus amounts for comparable companies, based both on our internal research and the information provided by the compensation committee’s outside consultant. Based on the overall grade granted by the board of directors and the individual performance levels of each executive, bonuses may be above or below target bonus levels, at the discretion of the board of directors. Actual bonuses are paid to the executives in the first quarter of the following year.

In December 2006, the compensation committee and the board of directors determined that corporate performance in 2006 merited an “A” overall grade (on a scale of “A” to “C,” where “A” meant that we achieved our corporate goals for the year). Based on target levels approved by the board of directors earlier in the year, this grade resulted in cash bonuses for executive officers in an amount ranging from 42.3% to 60.8% of their base salaries. The individual cash bonuses were 60.8% of the 2006 salary paid to the president and chief executive officer, 50.8% of the 2006 salary paid to the chief scientific officer,

46.6% of the 2006 salary paid to the chief financial officer, 44.9% of the 2006 salary paid to the chief operating officer and 42.3% of the 2006 salary paid to the executive vice president, general counsel and corporate secretary.

The compensation committee’s outside consultant, Arnosti Consulting, Inc. will be conducting a competitive analysis to provide information for setting the bonus targets that will be established for 2007 year-end awards.

Equity Awards:   We believe that providing a significant portion of our executives’ total compensation package in stock options and other equity awards aligns the incentives of our executives with the interests of our stockholders and with our long-term success. The compensation committee and the board of directors develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives. This judgment is based on benchmarking information provided both by the company and by the compensation committee’s outside compensation consultant and also includes a recommendation by the president and chief executive officer for all vice presidents and above, including the executive officers.

We grant equity awards under our 2006 Employee Incentive Plan, as amended, which serves as the successor to the Company’s 1999 Employee Stock Option Plan, as amended. This plan was adopted by our Board to permit the grant of stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards to our directors, officers, employees, independent contractors, agents and consultants.

For the year ended December 31, 2006, on the recommendation of the compensation committee, and following discussion by the full board of directors, the board of directors issued to Ron Cohen, our president and chief executive officer, options to purchase 106,094 shares of our common stock with an exercise price equal to the closing price of our common stock on the Nasdaq Global Exchange on December 21, 2006, the grant date and expiring 10 years after the grant date. In addition, on the recommendation of the compensation committee, and following discussion by the full board of directors, the board of directors issued to the chief scientific officer, chief operating officer, chief financial officer and the executive vice president, general counsel and corporate secretary, options to purchase 77,340, 67,010, 63,183 and 63,183 shares of our stock, respectively. All options were granted with an exercise price equal to the closing price of our common stock on the Nasdaq Global Exchange on February 14, 2007, the grant date and expiring 10 years after the grant date. See “Compensation Discussion and Analysis—Summary Compensation Table” for more information.

The Compensation Committee has not yet considered whether to recommend a grant of additional equity awards to our executives in 2007.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning the compensation earned in 2006 by our Chief Executive Officer and each of our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2006. We refer to the officers listed in the table below collectively as our “Named Executive Officers.”

2006 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Compen- sation ($)	Changes in Pension Value and NQDC Earnings ($)	All other Compensa- tion ($)	Total ($)
Ron Cohen, M.D.	2006	$370,000	$225,000	(2)	$634,254	$181,968	(3)	$—	$—	$—	$1,411,222
President and Chief Executive Officer
David Lawrence M.B.A	2006	204,000	95,000	(2)	156,456	173,268	(4)	—	—	—	628,724
Chief Financial Officer								—	—	—
Andrew R. Blight, Ph.D.	2006	236,000	120,000	(2)	237,213	35,829	(5)	—	—	—	629,042
Chief Scientific Officer
Mary Fisher	2006	265,000	119,000	(2)	382,988	317,254	(6)	—	—	—	1,084,242
Chief Operating Officer								—	—	—
Jane Wasman, J.D	2006	248,000	105,000	(2)	189,057	118,449	(4)	—	—	—	660,506
Executive VP, General Counsel & Corporate Secretary

(1)                The method and assumptions used to calculate the value of the stock awards and option awards granted to our named executive officers are discussed in note 2 to our financial statements.

(2)                2006 bonus paid in 2007.

(3)                Includes 2006 performance award granted in December 2006.

(4)                Excludes 2006 performance award granted in February 2007 (63,183 shares with a grant date fair value of $14.98).

(5)                Excludes 2006 performance award granted in February 2007 (77,340 shares with a grant date fair value of $14.98).

(6)                Excludes 2006 performance award granted in February 2007 (67,010 shares with a grant date fair value of $14.98).

Stock Option Information for the Year Ended December 31, 2006

The following table sets forth information regarding plan-based awards to our named executive officers in 2006.

2006 Grants of Plan-Based Awards Table

Name and Principal		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Closing Market Price of Option Awards	Grant Date
Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	($/Sh)	($/Sh)	Fair Value ($)

Ron Cohen, M.D.	9/25/2006		$ —	$ —	$ —	—	—	—	—	500	$ 8.50	$ 8.50	$ 2,730
President and Chief Executive Officer	12/21/2006	(1)	—	—	—	—	—	—	—	106,094	$ 15.49	$ 15.49	$ 1,023,807
David Lawrence, M.B.A	9/25/2006		—	—	—	—	—	—	—	500	$ 8.50	$ 8.50	$ 2,730
Chief Financial Officer	2/14/2007	(2)	—	—	—	—	—	—	—	63,183	$ 22.13	$ 22.13	$ 946,481
Andrew R. Blight, Ph.D.	9/25/2006		—	—	—	—	—	—	—	500	$ 8.50	$ 8.50	$ 2,730
Chief Scientific Officer	2/14/2007	(2)	—	—	—	—	—	—	—	77,340	$ 22.13	$ 22.13	$ 1,158,553
Mary Fisher	9/25/2006		—	—	—	—	—	—	—	500	$ 8.50	$ 8.50	$ 2,730
Chief Operating Officer	2/14/2007	(2)	—	—	—	—	—	—	—	67,010	$ 22.13	$ 22.13	$ 1,003,810
Jane Wasman, J.D.	9/25/2006		—	—	—	—	—	—	—	500	$ 8.50	$ 8.50	$ 2,730
Executive VP, General Counsel & Corporate Secretary	2/14/2007	(2)	—	—	—	—	—	—	—	63,183	$ 22.13	$ 22.13	$ 946,481

(1)                 2006 performance award granted in December 2006.

(2)                 2006 performance award granted in February 2007.

The following table provides information regarding each unexercised stock option held by each of our named executive officers as of December 31, 2006.

Outstanding Equity Awards at December 31, 2006

	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (# Exercisable)		Number of Securities Underlying Unexercised Options (# Unexercise- able)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Ron Cohen, M.D.	38,728		—	—	$2.60	1/1/2011	260,384	(2)	$4,124,483	—	—
President and Chief	6,410		—	—	$2.60	12/31/2011	—		—	—	—
Executive Officer	569,307		—	—	$2.60	9/5/2013	—		—	—	—
	38,461		—	—	$2.60	10/17/2013	—		—	—	—
	22,429	(1)	28,836	—	$8.14	1/1/2015	—		—	—	—
	2,403	(1)	10,413	—	$6.00	2/15/2016	—		—	—	—
	15,935	(1)	69,065	—	$5.85	3/17/2016	—		—	—	—
	31	(1)	469	—	$8.50	9/25/2016	—		—	—	—
	—	(1)	106,094	—	$15.49	12/21/2016	—		—	—	—
David Lawrence M.B.A	1,282		—	—	$2.60	2/1/2009	20,073	(3)	$317,956	—	—
Chief Financial Officer	1,282		—	—	$2.60	1/1/2011	—		—	—	—
	2,564		—	—	$2.60	12/31/2011	—		—	—	—
	23,762		—	—	$2.60	9/5/2013	—		—	—	—
	30,673	(1)	39,436	—	$8.14	1/1/2015	—		—	—	—
	3,286	(1)	14,241	—	$6.00	2/15/2016	—		—	—	—
	5,343	(1)	23,157	—	$5.85	3/17/2016	—		—	—	—
	31	(1)	469	—	$8.50	9/25/2016	—		—	—	—
Andrew R. Blight, Ph.D.	6,410		—	—	$2.60	8/1/2008	30,433	(3)	$482,059	—	—
Chief Scientific Officer	2,564		—	—	$2.60	1/1/2011	—		—	—	—
	1,923		—	—	$2.60	12/31/2011	—		—	—	—
	78,777		—	—	$2.60	9/5/2013	—		—	—	—
	22,898	(1)	29,440	—	$8.14	1/1/2015	—		—	—	—
	2,454	(1)	10,631	—	$6.00	2/15/2016	—		—	—	—
	6,093	(1)	26,407	—	$5.85	3/17/2016	—		—	—	—
	31	(1)	469	—	$8.50	9/25/2016	—		—	—	—
Mary Fisher	2,564		—	—	$2.60	6/1/2010	49,135	(3)	$778,298	—	—
Chief Operating Officer	1,602		—	—	$2.60	1/1/2011	—		—	—	—
	2,243		—	—	$2.60	12/31/2011	—		—	—	—
	30,477		—	—	$2.60	9/5/2013	—		—	—	—
	57,891	(1)	74,432	—	$8.14	1/1/2015	—		—	—	—
	6,203	(1)	26,878	—	$6.00	2/15/2016	—		—	—	—
	7,686	(1)	33,314	—	$5.85	3/17/2016	—		—	—	—
	31	(1)	469	—	$8.50	9/25/2016	—		—	—	—
Jane Wasman, J.D.	19,587	(1)	25,182	—	$8.14	1/1/2015	29,106	(3)	$461,039	—	—
Exec. VP, General	2,098	(1)	9,094	—	$6.00	2/15/2016	—		—	—	—
Counsel & Corp.	5,343	(1)	23,157	—	$5.85	3/17/2016	—		—	—	—
Secretary	31	(1)	469	—	$8.50	9/25/2016	—		—	—	—

(1)                Each of these options is subject to a four-year vesting schedule and vests in equal quarterly installments. The vesting commencement dates of such options are as follows: Dr. Cohen, January 1, 2005, February 15, 2006, February 10, 2006, September 25, 2006 and January 1, 2007, respectively; Dr. Blight, January 1, 2005, February 15, 2006, February 10, 2006 and September 25, 2006, respectively; Ms. Fisher, January 1, 2005, February 15, 2006, February 10, 2006 and September 25, 2006, respectively; Ms. Wasman, January 1, 2005, February 15, 2006, February 10, 2006 and September 25, 2006, respectively; and Mr. Lawrence, January 1, 2005, February 15, 2006, February 10, 2006 and September 25, 2006, respectively.

(2)                These restricted stock awards are subject to vesting over a four-year period as follows: the first installment will vest on June 30, 2007; except that if the vesting date occurs during a “blackout” period under our insider trading policy, the vesting date will be the first day following termination of the blackout period. The first vested installment will be calculated as the total number of shares covered by the award multiplied by a fraction, the numerator of which is the number of months from the vesting commencement date to the date on which the first installment of restricted shares vest, or the “initial vesting date,” and the denominator is 48. All remaining restricted shares will vest in equal quarterly installments, measured from the vesting commencement date, except that for any partial quarter in which the initial vesting date occurs, the unvested portion of shares remaining for that quarter will vest at the end of such quarter.

(3)                These restricted stock awards are subject to vesting over a four-year period as follows: the first installment vested on November 6, 2006 which was the first day after termination of a company blackout period following the public announcement of clinical data from our Fampridine-SR Phase 3 trial in MS. All remaining restricted shares will vest in equal quarterly installments, measured from the vesting commencement date. The vesting commencement date for each of these individuals was March 9, 2004, with the exception of Ms. Wasman, whose vesting commencement date was May 10, 2004.

The following table provides information on option exercises and stock awards with respect to our common stock in 2006 by each of the named executive officers.

2006 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ron Cohen, M.D. President and Chief Executive Officer	—	$—	—	$—
David Lawrence M.B.A	—	$—	40,143	$649,915
Chief Financial Officer			4,014	$66,833
Andrew R. Blight, Ph.D.	4,807	$17,497	60,865	$985,404
Chief Scientific Officer	641	$11,504	6,086	$101,332
Mary Fisher	—	$—	98,268	$1,590,959
Chief Operating Officer			9,827	$163,620
Jane Wasman, J.D.	—	$—	43,658	$706,823
Executive VP, General Counsel & Corporate Secretary			4,851	$73,978

Executive Employment Agreements

We have entered into employment agreements with our executive officers, the terms of which are summarized below.

We are a party to an employment agreement with Dr. Cohen that governs the terms and conditions of his employment as our President and Chief Executive Officer.  The employment agreement originally provided for a base annual salary of $280,000, subject to annual increases and bonuses at the discretion of the Board.  Dr. Cohen’s current base salary, as approved by the Board, is $440,000. Dr. Cohen is eligible to receive annual performance-based stock options to purchase common stock in an amount recommended by the compensation committee and approved by the Board based on Dr. Cohen’s individual performance and the achievement of our goals and objectives.

Dr. Cohen’s employment agreement would have expired in January 2004, but is subject to automatic successive one-year renewal periods unless either Dr. Cohen or we give the other written notice at least 60 days prior to the expiration date that Dr. Cohen or we do not intend to renew the contract.  Dr. Cohen’s employment agreement has been renewed effective January 2007 for a one-year period.

We are party to an employment agreement with Dr. Blight that governs the terms and conditions of his employment as our Chief Scientific Officer.  The employment agreement originally provided for a base annual salary of $215,000, subject to annual review by Dr. Cohen and by the compensation committee of the Board.  His current base salary, as approved by the Board, is $275,100.

We are party to an employment agreement with Ms. Fisher that governs the terms and conditions of her employment as our Chief Operating Officer.  The employment agreement originally provided for a base annual salary of $225,000, subject to annual review by Dr. Cohen and by the compensation committee of the Board.  Her current base salary, as approved by the Board, is $290,200.

We are party to an employment agreement with Mr. Lawrence that governs the terms and conditions of his employment as our Chief Financial Officer.  The employment agreement originally provided for a base annual salary of $180,000, subject to annual review by Dr. Cohen and by the compensation committee of the Board.  His current base salary, as approved by the Board, is $235,600.

We are party to an employment agreement with Ms. Wasman that governs the terms and conditions of her employment as our Executive Vice President, General Counsel and Corporate Secretary.  The employment agreement originally provided for a base annual salary of $225,000, subject to annual review by Dr. Cohen and by the compensation committee of the Board.  Her current base salary, as approved by the Board, is $270,000.

Pursuant to their employment agreements, Dr. Blight, Ms. Fisher, Mr. Lawrence and Ms. Wasman are eligible to receive an annual bonus and to receive annual performance-based stock options to purchase common stock, stock appreciation rights awards and/or restricted stock awards of common stock in an amount to be recommended by the compensation committee and approved by the Board based on their respective performances and upon the achievement of our goals and objectives.  Each of the employment agreements expires on December 19, 2007 but shall be automatically renewed for successive one year terms unless either we or they provide written notice of non-renewal at least 60 days prior to the expiration of the then-current term.

On April 22, 2007, the Board approved resolutions authorizing the compensation committee to adopt a form of amendment to the employment agreements and agreements for options and restricted stock awards of Dr. Cohen, Dr. Blight, Ms. Fisher, Mr. Lawrence and Ms. Wasman to provide for the immediate vesting of all outstanding options and restricted stock awards, and any other awards held in the future, by such persons in the event of a “reorganization event” (as defined in the Company’s 2006 Employee Incentive Plan). We expect such amendments to be finalized and executed in May, 2007.

Executive Officer Severance Plans

In the event we terminate the agreement with Dr. Cohen without cause, or if Dr. Cohen voluntarily terminates the agreement with good reason, we are obligated to make severance payments equal to 15 months’ base annual salary and COBRA premium payments for the severance period plus a bonus equal to his prior year’s bonus pro rated for the number of days worked prior to termination.  This amount would be paid in a lump sum within 30 days after such termination.  In such event, all of Dr. Cohen’s options will become immediately exercisable and will remain exercisable for 48 months following termination.

If Dr. Cohen’s employment terminates for death or disability, we are obligated to pay his base salary for three months and COBRA premiums for the COBRA coverage period and 65% of his outstanding options will become immediately vested and remain exercisable for 48 months following such termination or for a lesser period, to the extent necessary to comply with U.S. tax law.

If Dr. Cohen voluntarily terminates his employment without good reason following a “change in control” (as defined in his employment agreement), we are obligated to make severance payments equal to 12 months’ base annual salary and COBRA premium payments for the severance period and he is entitled to receive a bonus equal to his prior year’s bonus pro rated for the number of days worked prior to termination.  In addition, upon implementation of the amendment to Dr. Cohen’s employment and award agreement(s) as described above, if the “change in control” constitutes a “reorganization event” (as defined in the Company’s 2006 Employee Incentive Plan), 100% of his outstanding options, restricted stock and any other awards will become immediately vested; otherwise only 65% of his unvested awards will become immediately vested.  Furthermore, all vested options will remain exercisable for 48 months following termination or for a lesser period, to the extent necessary to comply with U.S. tax law.  Following his termination of employment, Dr. Cohen will remain subject to confidentiality, non-competition and non-solicitation covenants for one year in the case of non-competition and non-solicitation and five years in the case of confidentiality.

In the event we terminate our employment agreement with Dr. Blight, Ms. Fisher, Mr. Lawrence or Ms. Wasman without cause, or if one of them voluntarily terminates his or her agreements with good reason, we are obligated to make severance payments equal to nine months base annual salary, in the case of Dr. Blight and Ms. Fisher, and seven months base annual salary, in the case of Mr. Lawrence and Ms. Wasman, as well as COBRA premium payments for the severance period.  In such event, all options, stock appreciation rights awards and restricted stock awards that have vested as of the termination date shall remain exercisable for 90 days following such date, or for a lesser period, to the extent necessary to comply with U.S. tax law.  All unvested options, stock appreciation rights awards and stock awards will be cancelled on the date of termination.

If Dr. Blight, Ms. Fisher, Mr. Lawrence or Ms. Wasman voluntarily terminates his or her employment with good reason or if we terminate his or her employment without cause within 18 months after a “change in control” (as defined in their employment agreements), we are obligated to make severance payments equal to one year’s base annual salary, in the case of Dr. Blight and Ms. Fisher, and nine months base annual salary, in the case of Mr. Lawrence and Ms. Wasman, in each case paid in a lump sum within 30 days after termination, as well as COBRA premium payments for the severance period plus a bonus equal to a prior year’s bonus pro rated for the number of days worked prior to termination.  We are also obligated to pay salary earned but not paid, vacation and sick leave days that have accrued, and reimbursable business expenses incurred through the date of termination.  In addition, upon implementation of the amendment to each executive officer’s employment and award agreement(s) as described above, if the “change in control” constitutes a “reorganization event” (as defined in the Company’s 2006 Employee Incentive Plan), 100% of the outstanding options and restricted stock and any other awards then held by each such executive officer will become immediately vested; otherwise, not less than 50% of the unvested awards will become immediately and full vested.  Furthermore, all vested options will remain exercisable for 18 months following such date, or for a lesser period, to the extent necessary to comply with U.S. tax law.  All unvested options, stock appreciation rights awards and stock awards will be cancelled on the date of termination.

The following table sets forth potential payments payable to our named executive officers upon termination of employment or a change in control.  The table below reflects amounts payable to our named executive officers assuming their employment was terminated as of December 31, 2006.  The table further assumes that the Company will enter into amendments to each executive officer’s existing employment agreement and options and stock awards to provide for immediate vesting in full of all awards upon a “reorganization event” (as defined in the Company’s 2006 Employee Incentive Plan).  This acceleration of vesting was approved by the Board in April 2007, subject to adoption by the compensation committee of the forms of amendments and execution of such amendments by the Company and the executive officers.

Potential Payments Upon Termination or Change in Control

Name and Principal Position	Benefit	Termination Without Cause or Voluntary Termination by Executive With Good Reason		Voluntary Termination by Executive Without Good Reason Following a Change in Control	Termination Without Cause or Voluntary Termination by Executive With Good Reason Following a Change in Control
Ron Cohen, M.D.	Salary	$462,500		$370,000	$462,500
President and Chief	Bonus	145,000		145,000	145,000
Executive Officer	Option and award acceleration	6,473,098		4,207,514	6,473,098
	Benefits continuation	10,967		10,967	10,967
	Total value:	7,091,565		4,733,481	7,091,565
David Lawrence M.B.A.	Salary	119,000	(1)	—	204,000
Chief Financial Officer	Bonus	—		—	45,000
	Option and award acceleration	—		—	863,866
	Benefits continuation	8,920	(1)	—	8,920
	Total value:	127,920		—	1,121,786
Andrew R. Blight, Ph.D.	Salary	177,000	(1)	—	236,000
Chief Scientific Officer	Bonus	—		—	53,750
	Option and award acceleration	—		—	943,954
	Benefits continuation	3,760	(1)	—	3,760
	Total value:	180,760		—	1,237,464
Mary Fisher	Salary	198,750	(1)	—	265,000
Chief Operating Officer	Bonus	—		—	76,500
	Option and award acceleration	—		—	1,744,316
	Benefits continuation	3,760	(1)	—	3,760
	Total value:	202,510		—	2,089,576
Jane Wasman, J.D.	Salary	144,667	(1)	—	248,000
Executive VP, General	Bonus	—		—	65,250
Counsel & Corporate Secretary	Option and award acceleration	—		—	860,039
	Benefits continuation	2,925	(1)	—	2,925
	Total value:	147,591		—	1,176,214

(1)          Shall be reduced by 50% in the event the executive obtains other employment during the severance period.

Other Compensation

All of our executives are eligible to participate in our health and welfare benefit plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to all of our employees. We have no current plans to make changes to levels of benefits and perquisites provided to executives.

Tax and Accounting Considerations

We have structured our compensation program to comply with Section 409A of the Internal Revenue Code of 1986, as amended, or Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.

Benefit Plans

We have two equity incentive plans: our 2006 Employee Incentive Plan, as amended (the “2006 Plan”) and our 1999 Employee Stock Option Plan, as amended (the “1999 Plan” and, together with the 2006 Plan, the “Plans”). As of December 31, 2006, a total of 5,481,334 shares of our common stock had been reserved for issuance under the Plans. All future awards will be made under the 2006 Plan.

The following table provides information as of December 31, 2006 with respect to shares of our common stock that may be issued under our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders(1)	2,551,532	$6.27	2,929,802 (2)
Total	2,551,532	6.27	2,929,802

(1)          Includes options to purchase shares of our common stock and restricted stock awards under the Plans.

(2)          Consists of shares available as of December 31, 2006 for future issuance under the 2006 Plan.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the board of directors that the compensation discussion and analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Sandra Panem, Ph.D.
Steven M. Rauscher
Wise Young, Ph.D., M.D.

Compensation Committee Interlocks and Insider Participation

Our compensation committee currently determines the compensation levels of our executive officers as described above. None of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any entity of which an executive officer is expected to serve as a member of our compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of beneficial ownership of common stock (Forms 3, 4, and 5) with the SEC. Officers, directors, and greater-than-ten percent stockholders are required to furnish us with copies of all such forms that they file.

To our knowledge, based solely on our review of the copies of Forms 3, 4 and 5, and amendments thereto, received by us during or with respect to the year ended December 31, 2006, all filings applicable to our officers, directors, greater-than-ten percent stockholders and other persons subject to Section 16 of the Securities Exchange Act of 1934 were timely, except that one Form 4 reporting a stock option exercise by Dr. Blight was inadvertently filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2006, we did not engage in any transactions with our directors, officers or holders of more than 5% of our voting securities, or any of their affiliates.

Our Board of Directors recognizes that related person transactions can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. Accordingly, as a general matter, it is the Company’s preference to avoid transactions with related persons. However, we recognize that there are situations where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its stockholders. Although our Board has not adopted a formal written policy with respect to the policies and procedures for the review, approval, or ratification of related person transactions, our Code of Ethics requires that directors and executive officers report to the Board or to the Chief Executive Officer any actual or potential conflict of interest. In addition, the Board’s practice is to evaluate whether a related person (including a director, officer, employee or significant stockholder) will have a direct or indirect interest in a transaction in which the Company may be a party. Where the Board determines that a proposed transaction involves a related person, the Board reviews any and all information it deems necessary and appropriate to evaluate the fairness of the transaction to the Company and its stockholders (other than the interested related person to such transaction) and may consider, among other things, the following factors: the related person’s relationship to the Company and direct or indirect interest in the transaction, both objective (for example, the dollar amount of the related person’s interest) and subjective (for example, any personal benefit not capable of quantification); whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; if applicable, the availability of other sources of comparable products or services; the benefits to the Company of the proposed transaction; and the impact on a director’s independence in the event the related person is a director, an “associated person” of a director or an entity in which a director is a partner, member, stockholder or officer. Our Board reviews and approves, by a majority of the disinterested directors, all transactions with related persons (other than transactions related to employment terms and compensation of executive officers, which are subject to review and approval by the Compensation Committee and/or the Board). In addition, our Audit Committee regularly reviews whether the Company has entered into any transactions which could be deemed to be a transaction with a related person.

AUDIT COMMITTEE REPORT

The audit committee assists the Board in fulfilling its oversight responsibilities relating to: (1) the Company’s accounting and financial reporting principles and policies and its internal controls and procedures; (2) the Company’s financial statements and financial information to be provided to the stockholders; and (3) the independence, qualifications and performance of the Company’s independent auditors and the independent audit.

The Audit Committee is comprised of Messrs. Randall (chairperson), Phillips and Smith, each of whom has been determined independent by the Board. In addition, upon review of Mr. Randall’s and Mr. Smith’s background and experience, the Board has designated them as the Company’s audit committee financial experts. The Board has adopted a written charter for the Audit Committee, which can be viewed on the Company’s website at www.acorda.com, under Corporate Governance—Committee Charters.

KPMG LLP was the principal accountant engaged to audit the financial statements of the Company for the year ended December 31, 2006. The Audit Committee has reviewed and discussed those audited financial statements with the Company’s management and KPMG LLP. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with KPMG LLP its independence from the Company.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Lorin J. Randall
Barclay A. Phillips
Ian Smith

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

Ratification of Appointment of KPMG LLP

On May 1, 2007, the Audit Committee appointed KPMG LLP to serve as our independent auditors for the year ending December 31, 2007. The affirmative vote of a majority of the shares present in person or by proxy at the 2007 Annual Meeting is required to ratify the selection of KPMG LLP.

In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders.

Representatives of KPMG LLP are expected to be present at the 2007 Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

The following table sets forth the aggregate fees billed by KPMG LLP in connection with audit and other services rendered during the past two fiscal years.

Type of Fee	2006	2005
Audit Fees(1)	$676,710	$634,650
Audit-Related Fees	—	—
Tax Fees(2)	$50,500	$5,000
All other fees	—	—
Total Fees for Services Provided	$727,210	$639,650

(1)          Audit fees represent fees for professional services rendered for the audit of our financial statements, review of interim financial statements and services normally provided by the independent auditor in connection with regulatory filings, including our Form S-1 filings for our initial public offering and a private placement of our common stock in October 2006.

(2)          Tax Fees are fees for tax compliance.

Pre-approval Policies and Procedures

Our Audit Committee Charter provides that the Audit Committee must pre-approve all services to be provided to the Company by KPMG LLP. All of the fees in the above table were approved by the Audit Committee.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR Proposal Two.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2007 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2007 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please contact our investor relations team at 15 Skyline Drive, Hawthorne, New York 10532, (914) 347-4300 and we will promptly deliver the Proxy Statement and/or Annual Report upon your request.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2008 Annual Meeting of Stockholders, by submitting their proposals to us in a timely manner.  To be considered at our 2008 Annual Meeting, nominations of persons for election to our Board and/or proposals for business to be conducted at the meeting must be properly submitted and received by us at our principal executive office at 15 Skyline Drive, Hawthorne, New York 10532, in accordance with the provisions of our Amended and Restated Bylaws not less than 90 days or more than 120 days prior to June 5, 2008 and if they otherwise comply with the requirements of Rule 14a-8.

Under our Amended and Restated Bylaws and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election to our Board or to introduce an item of business at an Annual Meeting of Stockholders. A stockholder nominating a director candidate or introducing an item of business must be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at the relevant meeting. Additionally, a director nomination or item of business must comply with the requirements as to form imposed by Sections 1.10(b) and 1.11(b), respectively, of our Amended and Restated Bylaws.

In the event that the date of our next annual meeting is advanced by more than 20 days or delayed by more than 60 days from the anniversary date of this year’s annual meeting, or in the case of an election of directors at a special meeting of stockholders, stockholders should refer to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and to Sections 1.10(b) and 1.11(b) of our Amended and Restated Bylaws for requirements as to timely notice of proposals.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2006, as amended, which sets forth the entire original Annual Report on Form 10-K as so amended, is enclosed. We filed our Annual Report on Form 10-K with the SEC on March 26, 2007, and we filed an amended Annual Report on Form 10-K on May 8, 2007. Stockholders may obtain a copy of our Annual Report on Form 10-K, including the financial statements, without charge, by writing to our Investor Relations Department at our principal executive office located at 15 Skyline Drive, Hawthorne, New York 10532. Our Annual Report on Form 10-K and the other filings that we make with the SEC can also be accessed on our website at www.acorda.com. We will also furnish any exhibit to our Annual Report on Form 10-K, as amended, if specifically requested.

Please complete, sign, date and return the accompanying Proxy in the enclosed envelope, whether or not you plan to attend the 2007 Annual Meeting.

By the Order of the Board of Directors,
Jane Wasman
Executive Vice President, General Counsel and Corporate Secretary

APPENDIX A

ACORDA THERAPEUTICS, INC.

Audit Committee Charter

Purpose

The purpose of the Audit Committee is to assist the Board of Directors in overseeing:

•       the Company’s accounting and financial reporting principles and policies and its internal controls and procedures

•       the Company’s financial statements and financial information to be provided to stockholders;

•       the independence, qualifications and performance of the Company’s independent auditors and the independent audit; and

•       the Company’s compliance with legal and regulatory requirements.

Structure and Membership

Number.   The Audit Committee shall consist of at least three members of the Board of Directors.

Independence.   Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be “independent” as defined by such rules and Act.

Financial Literacy.   Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. From and after the date of the Company’s first annual report filed with the SEC, unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

Chair.   Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote. The Chair of the Audit Committee must be independent as defined by Nasdaq rules.

Compensation.   The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

Selection and Removal.   Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

Authority and Responsibilities

General.   The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The Audit Committee shall further assist the Board of Directors in overseeing the compliance by the Company with legal and regulatory requirements relating to the foregoing. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report. The Audit Committee shall also assist the Board with its oversight responsibilities regarding the Company’s compliance with legal and regulatory requirements related to product safety and quality and the development, manufacturing, marketing, distribution and sale of the Company’s products.

Oversight of Independent Auditors

Selection.   The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

Independence.   The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the independent auditor.

Compensation.   The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor.

Oversight.   The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate but no less frequently than annually, obtain and review the reports required to be made by the independent auditor pursuant to Section 10A(k) of the Securities Exchange Act of 1934 regarding:

•       critical accounting policies and practices;

•       alternative treatments of financial information within generally accepted  accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•       other material written communications between the independent auditor and Company management, including without limitation any management letters and responses thereto.

Preapproval of Services.   The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

Review of Audited Financial Statements

Discussion of Audited Financial Statements.   The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380) requires discussion.

Recommendation to Board Regarding Financial Statements.   The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

Audit Committee Report.   The Audit Committee shall prepare an annual committee report, in accordance with applicable SEC rules, for inclusion in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Statements and Financial Disclosures

Independent Auditor Review of Interim Financial Statements.   The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the independent auditor’s review of interim financial information which are required to be discussed by Statements on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

•       Oversight. The Audit Committee shall:

•       coordinate the Board of Directors’ oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures, and the Company’s code of conduct;

•       review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles;

•       review the financial, investment and risk management policies followed by the Company in operating its business activities; and

•       receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

Procedures for Complaints.   The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Related-Party Transactions.   The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee. A “related party transaction” shall be a transaction required to be disclosed pursuant to SEC Regulation S-K, Item 404.

Additional Powers.   The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

Procedures and Administration

Meetings.   The Audit Committee shall meet at least four times each year. In addition, the Audit Committee will meet at any time that the independent auditor believes that communication to the Audit Committee is required. The Audit Committee shall meet at least once annually separately with (i) the independent auditor and (ii) the Company’s CEO, CFO, controller, and such other management as the

Audit Committee requests. The Audit Committee may additionally meet with other employees of the Company as it deems appropriate. The Audit Committee shall keep minutes of its meetings.

Subcommittees.   The Audit Committee may form and delegate its authority to one or more subcommittees as it deems appropriate from time to time under the circumstances, each such subcommittee consisting of one or more members of the Audit Committee,. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

Reports to Board.   The Audit Committee shall report regularly to the Board of Directors.

Charter.   At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Independent Advisors.   The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities and powers. Such independent advisors may be the regular advisors to the Company.

Investigations.   The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

Funding.   The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of:

•       compensation of the independent auditor as established by the Audit Committee;

•       compensation of any independent legal, accounting and other advisors engaged by the Audit Committee; and

•       ordinary administrative expenses of the Audit Committee that are deemed necessary or appropriate by the Audit Committee to carry out its duties.

☒ PLEASE MARK VOTES	PROXY
AS IN THIS EXAMPLE	Acorda Therapeutics, Inc.
			For	Withhold	For All
ANNUAL MEETING OF STOCKHOLDERS		Vote on Directors	All ☐	All ☐	Except ☐
JUNE 5, 2007		1. To elect two Class II directors to serve until the 2010 Annual Meeting of Stockholders: Nominees: 01) Sandra Panem, Ph.D 02) Wise Young, Ph.D., M.D

The undersigned stockholder of Acorda Therapeutics, Inc. (the ‘Company”)
hereby constitutes and appoints Dr. Ron Cohen and Jane Wasman his or her true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the
Westchester Marriott, 670 White Plains Road, Tarrytown, New York 10591 at
9:00 a.m. local time, on June 5, 2007 or at any postponement or adjournment		INSTRUCTIONS: To withhold authority to vote for any Individual
thereof, on any and all of the proposals contained in the Notice of the Annual		nominee, mark “For All Except” and write that nominee’s name in the
Meeting of Stockholders, with all the powers the undersigned would possess if		space provide below.
present personally at said meeting, or at any postponement or adjournment thereof.
Vote on Proposals
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS			For	Against	Abstaint
		2. To ratify the appointment of KPMG LLP as	☐	☐	☐
the Company’s Independent auditors for
the fiscal year ending December 31,
		2007.	☐	☐	☐
3. To transact such other business as may
property come before the meeting or any
		adjournment thereof.			☐
PLEASE CHECK BOX IF YOU PLAN TO ATTEND
THE MEETING.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
Please be sure to sign and date	Date	STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
this Proxy in the box below.		VOTED FOR PROPOSALS 1 AND 2.

WHETHER OF NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
CARD PROMPTLY BY USING THE ENCLOSED POSTAGE-PAID
ENVELOPE.
Stockholder sing above Co-holder (if any) sign above
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Detach above card, sign, date and mail in postage paid envelope provided.

Acorda Therapeutics, Inc.

Please complete, date and sign exactly as name(s) appear(s) on this proxy card and return the proxy card promptly using the enclosed envelope. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duty authorized officer, giving full title as such, and affix corporate seal. If signer is a partnership, please sign in partnership name by authorized person.
PLEASE ACT PROMPTLY
SING, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH
THE PROXY IN THE ENVELOPE PROVIDED.